EST. 1922 JOHN B. SANFILIPPO & SON, INC. FISHER ORCHARD VALLEY HARVEST. SQUIRREL NUTS SINCE 1888 FY26 Year End Investor Update NASDAQ: JBSS Proprietary & Confidential | John B. Sanfilippo & Son, Inc.

JOHN B. SANFILIPPO & SON, INC. Forward-Looking Statements Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 2

JOHN B. SANFILIPPO & SON, INC. JBSS | Partnering with the most trusted Private Brands and selling our own National Brands Leading processor and distributor of nuts in the United States Complete real-food portfolio including snack & protein bars, nuts, mixes & confections 1,700+ employees $1B + sales 82% consumer channel Distribution @ 200+ retailers nationwide Distribution @ 200+ retailers nationwide Source: JBSS Form 10-K. Our Mission We’re nuts about creating real food that brings joy, nourishes people & protects the planet 3

JOHN B. SANFILIPPO & SON, INC.

JBSS | Our History

1922
Gaspare Sanfilippo and his son John start a pecan shelling company in Chicago, IL as a small storefront operation




1968
First private label customer acquired

SUNSHINE country

1992-1994
JBSS expands nationwide with the acquisition of Sunshine Nut Co. in Selma, TX and Crane Walnut in Gustine, CA



2005-2007
Corporate Headquarters established in Elgin, IL with a 1 million sq. ft. manufacturing space


Fisher

2011
Launch of Fisher Recipe Nuts in stand-up packaging revolutionizes the baking category


Fisher
OVEN ROASTED

2018
Fisher launches the Oven Roasted, Never Fried snack nut product line

2023
JBSS enters the snack & nutrition bar category with the purchase of Lakeville, MN facility



For more than 100 years, JBSS has strengthened our market leadership through vertical integration, customer-driven innovation, strategic acquisitions, and disciplined investment in infrastructure. Our ability to anticipate and respond to evolving market dynamics has enabled sustained growth and long-term competitive advantage.

1959
JBSS expands into a larger facility and diversifies into other nut types



1986-1987
Shelling and processing facility built in Bainbridge, GA, making JBSS a vertically integrated supplier of peanuts

1995
JBSS acquires the Fisher Nut brand

Fisher

2010
JBSS acquires the Orchard Valley Harvest brand

Orchard Valley HARVEST

2017
JBSS acquires the Squirrel Brand Co.

SQUIRREL BRAND

2022
JBSS celebrates 100 years in business

100
JOHN B. SANFILIPPO & SON, INC.

2026
JBSS adds two high-speed bar lines to Elgin facility, increasing capacity and expanding capabilities



Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 4

JOHN B. SANFILIPPO & SON, INC. JBSS | Where We Are LAKEVILLE, MN 5 manufacturing locations HUNTLEY, IL ELGIN, IL GUSTINE, CA 2.6 million square feet production & warehouse space BAINBRIDGE, GA Nut Growing Areas Nut Facility Bars Facility Distribution Center SELMA, TX 349.3M pounds shipped annually1 Source: 1JBSS Sales data fiscal year ending 6/25/2026.Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 5

JOHN B. SANFILIPPO & SON, INC. JBSS | Capabilities & Expertise Customer Driven Investment Designed For Growth Technical Leadership Insights Drive Guidance Industry-leading scale for today’s value Built to support category expansion, trends & evolving customer needs Intentional design guided by decades of industry expertise creates products customers want Category insights & data analytics that translate trends into opportunities Innovation that unlocks future growth The scale to lead, the agility to grow Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 6

JOHN B. SANFILIPPO & SON, INC. Our Product Diversification Journey FY16 4.9% 12.4% 23.0% 9.4% 23.3% 13.1% 13.9% Sales by Product Type % of Gross Sales FY26 5.7% 12.5% 23.6% 7.5% 6.8% 18.8% 9.6% 15.5% PEANUTS & PEANUT BUTTER PECANS CASHEWS & MIXED NUTS WALNUTS ALMONDS TRAIL & SNACK MIXES SNACK & NUTRITION BARS OTHER Source: 1JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 7

Strong Financial Performance Pounds Sold1 In millions 349.3 +2.2% CAGR Margins2 Gross Profit Operating Income 18.0% +3.1% CAGR 349.3 18.0% 270.1 +2.6% CAGR 14.4% 5.6% 7.6% FY16 FY26 FY16 FY26 Diluted EPS2 Avg Daily Stock Price $5.26 $71.83 $2.68 +7.0% CAGR $5.26 $56.13 +2.5% CAGR $71.83 FY16 FY26 FY16 FY26 Source: 1JBSS Sales data fiscal year ending 6/25/2026; 2JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 8

JOHN B. SANFILIPPO & SON, INC. EBITDA Trends $120,000 EBITDA1 In $ thousands $0.40 EBITDA per Pound Sold2 in pennies per pound $100,000 $80,000 $0.35 $0.30 $0.25 $60,000 $0.20 $40,000 $20,000 $0.15 $0.10 $0.05 $0 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 $0.00 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 EBITDA is a non-GAAP measure. See appendix slide entitled “Reconciliation of Net Income to EBITDA” for reconciliation to GAAP measure. EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP") and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation. In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the appendix. Source: 1JBSS Form 10-K; 2JBSS Sales data fiscal year ending 6/25/2026. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 9

JOHN B. SANFILIPPO & SON, INC. Returning Cash to Shareholders and Investing in the Future Dividends Paid by Calendar Year $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $- 8.8% 3.9% 3.8% 6.1% 4.3% 6.3% 4.1% 3.5% 3.2% 2.2% 4.4% $5.00 $2.00 $2.00 $4.40 $2.85 $4.80 $2.50 $2.70 $2.25 $0.60 $2.55 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Regular Dividend Special Dividend Yield* *Yield based on average daily closing stock price over one year period. Calendar 2026 average daily closing price through 7/23/2026. 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% Capital Expenditure History In millions $100.0 $80.0 $60.0 $40.0 $20.0 $- $15.0 $10.9 $13.2 $15.1 $15.0 $25.2 $17.8 $20.7 $28.3 $50.7 $88.1 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 Source: JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 10

JOHN B. SANFILIPPO & SON, INC. Strong Foundation for Future Success Net Working Capital $158,914 $181,378 FY16 FY26 Debt to Equity 17.7% 21.9% FY16 FY26 Debt to EBITDA 0.67 0.73 FY16 FY26 Return on Equity 12.1% 16.3% FY16 FY26 Source: JBSS Form-10K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 11

JOHN B. SANFILIPPO & SON, INC. FY 2026 Results Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 12

JOHN B. SANFILIPPO & SON, INC. Were nuts about creating real food that brings joy, nourishes people, and protects the planet. WHAT MATTERS MOST BUILDING OUR 5 YEAR FUTURE Expand Customer Base Diversify customers by entering new retailers, channels and segments Provide Differetiated Products Strengthen customer partnerships by delivering differentiated, value-added products that drive competitive advantage and premium positioning Act With Ownership Own our future, grow profitably, use resources with intention, and continually reduce waste Our growth is supported by the foundation of creating value with our customers via: supply chain & category expertise, quality, food safety, flexibility, & customer support. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 13

JOHN B. SANFILIPPO & SON, INC. Net Sales by Distribution Channel FY26 10% 8% $1.2B Total Net Sales1 82% Consumer Commercial Ingredients Consumer Channel Commercial Ingredients Contract Packaging Consumer Channel Breakdown2 15% Branded 85% Private Label 12% All Other 20% OVH 68% Fisher 81% Nut & Trail 19% Snack Bars Source: 1JBSS Form 10-K; 2JBSS Sales data fiscal year ending 6/25/2026. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 14

JOHN B. SANFILIPPO & SON, INC. Consumer Channel $960M Net Sales +6% versus FY25 Key Drivers Diversify Portfolio New Customers GROCERY Existing Customers New Categories Source: JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 15

JOHN B. SANFILIPPO & SON, INC. Diversification will drive growth in the consumer channel Diversify Portfolio MIXED NUTS MIXED NUTS New Customers GROCERY MASS CLUB E-COMM Existing Customers Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 16

JOHN B. SANFILIPPO & SON, INC. Commercial Ingredients Channel $120M Net Sales +10% versus FY25 Key Drivers New Customers New Customers Existing Customers Strong growth in Non-Commercial Pricing Action Source: JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 17

JOHN B. SANFILIPPO & SON, INC. Contract Manufacturing $95M Net Sales +4% versus FY25 Key Drivers Increased sales with key customer Product line extensions with top customers Source: JBSS Form 10-K. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 18

JOHN B. SANFILIPPO & SON, INC. LONG TERM Strategy Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 19

JOHN B. SANFILIPPO & SON, INC. Our Long-Term Growth Pillars Accelerate Private Label Bars Growth Continue to expand capacity Invest in category & consumer insights Innovate in growth segments of the bar market Maintain Core Private Label Nut & Trail Business Focus on strategic & growth customers Diversify into new channels, segments & retailers Launch innovation supported by both flavor and function Selective Investments in Brands & Commercial Ingredients to Drive Profitable Growth Expand distribution to new channels & retailers Launch differentiated, on-trend products Optimize price/pack architecture Enabled By Corporate Responsibility Strategy Culture Transformation Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 20

JOHN B. SANFILIPPO & SON, INC. Our portfolio strategy balances investment in high-growth categories with disciplined management of mature businesses to deliver sustainable, profitable growth. GROWTH OUTLOOK to DEMOGRAPHICS Older Younger OPPORTUNITY TO GROW PRIVATE LABEL SHARE Limited KEYS TO WIN Price-focused + Consistent supply Robust Full portfolio + Innovation + Capacity & Consistent supply Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 21

JOHN B. SANFILIPPO & SON, INC. Snack Nut & Trail category is facing growth challenges, with soft volume, over-indexed Private Label share and older core consumers Category Pound Sales1 in millions 1,606 1,584 1,579 1,589 1,530 FY22 FY23 FY24 FY25 FY26 Private Label share of Snack Nut & Trail category is higher than average, leaving little room for growth Private Label Pound Share2 Nuts/Seeds/Trail Mix General Food 56.3% 57.2% 58.6% 58.7% 57.3% 23.0% 24.1% 25.0% 25.0% 24.5% FY22 FY23 FY24 FY25 FY26 Older generations over-index as Snack Nut & Trail consumers3 Boomers 130 Gen X 104 While younger generations look outside the category for snacks Millennials 69 Gen Z 73 Source: Circana, 1Total Nuts, Seeds, & Trail Mix, Total US MULO+, FY22 year ending 7/03/2022 to FY26 year ending 6/28/2026; 2Total US MULO+, 52 weeks ending 06/28/2026; 3Total US MULO+, 52 weeks ending 7/12/2026. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 22

JOHN B. SANFILIPPO & SON, INC. Trends reinforce a disciplined strategy to defend category leadership and maximize profitability Category Market Outlook Snack Nut & Trail Recipe Nuts Branded Nuts We will defend our leadership in Private Label Snack Nuts & Trail through disciplined pricing, operational excellence and efficiency Focused investment in branded innovation will maximize profitability and generate cash flow for future growth. Source: Circana, Total US MULO+, 52 weeks ending 6/25/2026. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 23

JOHN B. SANFILIPPO & SON, INC. Bar category fundamentals remain strong, reinforcing our long-term growth strategy Category Pound Sales1 in millions 1,219 1,200 1,171 1,188 1,201 FY22 FY23 FY24 FY25 FY26 Bars under-index in Private Label with lots of opportunity for growth Private Label Pound Share2 Snack Bars/Granola Bars/Clusters General Food 23.0% 24.1% 25.0% 25.0% 24.5% 15.2% 15.8% 18.2% 18.4% 17.5% FY22 FY23 FY24 FY25 FY26 Bar purchases continue to grow across every generation, led by Gen Z and Millenials3 Gen Z 94% +3 vs. YAGO Millennials 94% +1 vs. YAGO Gen X 83% +1 vs. YAGO Boomers 63% +3 vs. YAGO Source: 1Circana, Snack Bars/Granola Bars/Clusters, Total US MULO+, FY22 year ending 7/03/2022 to FY26 year ending 6/28/2026; 2Total US MULO+, 52 weeks ending 06/28/2026; 3Mintel, Snack, Nutrition & Performance Bars US, Jan. 2026. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 24

JOHN B. SANFILIPPO & SON, INC. Our investments in Bar capacity and capabilities are strengthening growth across diverse customers and high-value nutrition bars Bars Category is $10.1B1 Category made up of three segments +2.8% vs PY -2.5% vs PY -0.3% vs PY Nutrition 59% Mainstream 30% Kid-Friendly 11% JBSS Bars Sales2 In millions +73% vs PY Nutrition & Kid Friendly Mainstream Installation of 3 Bar lines to accelerate growth 2 high-speed lines increase capacity by 64M LBs Addition of Protein Bar capabilities Source: 1Circana, Total US MULO+, 52 WE 6/28/2026; 2JBSS Sales Data. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 25

JOHN B. SANFILIPPO & SON, INC. Category trends and retailer expectations reinforce our strategy to invest in capabilities and innovation for Bars Category Market Outlook Nutrition Bars Mainstream Bars Kid Fuel Our strategy is focused on the highest-growth bar segments while maintaining disciplined participation in mature categories to maximize long-term profitable growth. Source: Circana, Total US MULO+, 52 weeks ending 6/25/2026. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 26

JOHN B. SANFILIPPO & SON, INC. Successful plan execution will increase bar penetration, creating a more balanced portfolio to maximize profitability 70% Nut & Trail 30% Snack Bars Execution of this plan will: Accelerate growth in Private Label Bars through expanded capabilities, innovation and customer diversification Maintain leadership in Private Label Nut & Trail while driving disciplined, profitable growth Improve portfolio profitability by optimizing product mix over time Create a more balanced business with multiple growth engines across Snacks Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 27

JOHN B. SANFILIPPO & SON, INC. APPENDIX Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 28

JOHN B. SANFILIPPO & SON, INC. Reconciliation of Net Income to EBITDA (in $,000's) FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 NET INCOME 30,395 36,125 32,500 39,466 54,110 59,741 61,787 62,857 60,249 58,934 61,934 INTEREST EXPENSE 3,492 2,910 3,463 3,060 2,005 1,441 1,921 2,159 2,549 3,552 2,429 INCOME TAX EXPENSE 16,067 18,013 16,850 12,962 18,601 20,078 19,909 22,493 19,688 18,931 21,041 DEPRECIATION / AMORTIZATION 16,585 15,559 15,430 17,045 17,934 18,308 18,286 20,513 24,581 26,930 28,198 EBITDA $ 66,539 $ 72,607 $ 68,243 $ 72,533 $ 92,650 $ 99,568 $ 101,903 $ 108,022 $ 107,067 $ 108,347 $113,602 NET SALES 952,059 846,635 888,931 876,201 880,092 858,482 955,868 999,686 1,066,783 1,107,246 1,175,673 EBITDA MARGIN (% OF NET SALES) 7.0% 8.6% 7.7% 8.3% 10.5% 11.6% 10.7% 10.8% 10.0% 9.8% 9.7% POUNDS SOLD (000'S) 270,144 260,123 268,944 272,849 289,398 293,919 314,161 308,534 346,600 358,300 349,326 EBITDA PER POUND SOLD $ 0.246 $ 0.279 $ 0.254 $ 0.266 $ 0.320 $ 0.339 $ 0.324 $ 0.350 $ 0.309 $ 0.302 $ 0.325 Source: JBSS Form 10-K. JBSS Sales Data. Proprietary & Confidential | John B. Sanfilippo & Son, Inc. 29